     As filed with the Securities and Exchange Commission on April 19, 2000
                                                      Registration No. 333-76375
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                ----------------
                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-3
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                                ----------------
                                  ONEOK, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                Oklahoma                                 73-1520922
      (State or Other Jurisdiction of                 (I.R.S. Employer
      Incorporation or Organization)               Identification Number)

                             100 West Fifth Street
                             Tulsa, Oklahoma 74103
                                 (918) 588-7000
    (Address, Including Zip Code, and Telephone Number, Including Area Code,
                  of Registrant's Principal Executive Offices)
                                ----------------
                                   Jim Kneale
             Vice President, Treasurer and Chief Financial Officer
                                  ONEOK, Inc.
                             100 West Fifth Street
                             Tulsa, Oklahoma 74103
                                 (918) 588-7000
 (Name, Address, Including Zip Code, and Telephone Number, Including Area Code,
                             of Agent For Service)
                                ----------------
                                   Copies to:
               John R. Barker                       Robert A. Yolles
              Gable & Gotwals                  Jones, Day, Reavis & Pogue
     100 West Fifth Street, Suite 1000               77 West Wacker
           Tulsa, Oklahoma 74103                 Chicago, Illinois 60601
               (918) 585-8141                        (312) 782-3939
                                ----------------
        Approximate date of commencement of proposed sale to the public:
    From time to time as determined by market conditions and other factors.
                                ----------------
     If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [_]

     If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]

     If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] Registration No. 333-76375
---------

     If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_] _______________

If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

                        CALCULATION OF REGISTRATION FEE
================================================================================
                                         Proposed Maximum
         Title Of Each Class Of             Aggregate              Amount Of
       Securities To Be Registered      Offering Price (1)      Registration Fee
--------------------------------------------------------------------------------
Debt Securities (2)...................     $40,000,000              $10,560
================================================================================

(1) Estimated solely for the purpose of computing the amount of the registration fee pursuant to Rule 457(o) under the Securities Act.
(2) Does not include $500,000,000 of Debt Securities registered by ONEOK, Inc. on its registration statement on Form S-3 (Registration No. 333-76375) to which this registration statement relates.

                              EXPLANATORY NOTE AND
               INCORPORATION BY REFERENCE OF SELECTED INFORMATION

     This registration statement is filed by ONEOK, Inc. with the Securities and Exchange Commission pursuant to Rule 462(b) under the Securities Act of 1933. The contents of our registration statement on Form S-3 (Registration No. 333-76375) filed with the Securities and Exchange Commission on April 15, 1999, relating to the offering of $500,000,000 of Debt Securities are hereby incorporated herein by reference. This registration statement is filed solely for the purpose of registering an additional $40,000,000 of Debt Securities.

     We hereby certify to the Securities and Exchange Commission that:

     . we have instructed our bank to pay the Securities and Exchange Commission the filing fee set forth on the cover page of this registration statement by a wire transfer of that amount to the account of the Securities and Exchange Commission at Mellon Bank as soon as practicable (but no later than the close of business on April 19, 2000);

     .    we will not revoke those instructions;

     . we have sufficient funds in the relevant account to cover the amount of the filing fee; and

     . we will confirm receipt of the instructions by our bank during the bank's regular hours of business no later than April 19, 2000.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post-effective amendment to registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Tulsa, state of Oklahoma, on the 18th day of April, 2000.


                                       ONEOK, INC.



                                       By: /s/ Jim Kneale
                                           ------------------------------------
                                           Jim Kneale, Vice President,
                                           Treasurer and Chief Financial
                                           Officer


     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

        Signature                         Title                         Date
        ---------                         -----                         ----

            *                   Chairman of the Board, Chief        April 18, 2000
-------------------------      Executive Officer and Director
    Larry W. Brummett          (Principal Executive Officer)


            *                             Director                  April 18, 2000
-------------------------
     E. G. Anderson


            *                             Director                  April 18, 2000
-------------------------
       W. M. Bell

            *
-------------------------                 Director                  April 18, 2000
     D. R. Cummings

            *
-------------------------    Vice President, Controller and Chief   April 18, 2000
     B. D. Epperson              Accounting Officer (Principal
                                      Accounting Officer)


            *                             Director                  April 18, 2000
-------------------------
      H. R. Fricke

            *
-------------------------     President, Chief Operating Officer    April 18, 2000
       D. L. Kyle                        and Director

        Signature                         Title                         Date
        ---------                         -----                         ----

            *                            Director                  April 18, 2000
-------------------------
      B. H. Mackie


   /s/ Jim Kneale           Vice President, Treasurer and Chief    April 18, 2000
-------------------------       Financial Officer (Principal
       Jim Kneale                    Financial Officer)


            *                            Director                  April 18, 2000
-------------------------
      D. A. Newsom


            *                            Director                  April 18, 2000
-------------------------
      G. D. Parker

* The undersigned, by signing his name hereto, does hereby sign and execute this post-effective amendment to registration statement pursuant to a power of attorney executed by the above-named officers and directors of the registrant that has been filed with the Securities and Exchange Commission on behalf of such officers and directors with the registrant's registration statement on Form S-3 (Registration No. 333-76375).

       /s/ Jim Kneale
------------------------------------                       April 18, 2000
Jim Kneale, Attorney-in-Fact

                                 EXHIBIT INDEX

Exhibits         Description of Documents
--------         ------------------------
5.1              Opinion of Gable & Gotwals

12.1             Computation of Ratio of Earnings to Fixed Charges

12.2             Computation of Ratio of Earnings to Combined Fixed Charges and
                 Preferred Stock Dividend Requirements

23.1             Consent of KPMG LLP

23.2             Consent of Gable & Gotwals (included in Exhibit 5.1)

24.1             Power of Attorney*

__________
* Previously filed with the registrant's registration statement on Form S-3 (Registration No. 333-76375).